                                                                    EXHIBIT 99.3

     REPLACEMENT CAPITAL COVENANT, dated as of February 8, 2007 (this "REPLACEMENT CAPITAL COVENANT"), by Textron Financial Corporation, a Delaware corporation (together with its successors and assigns, the "CORPORATION"), in favor of and for the benefit of each Covered Debtholder (as defined below).

                                    RECITALS

     A. On the date hereof, the Corporation is issuing $300,000,000 aggregate principal amount of its 6% Fixed-to-Floating Rate Junior Subordinated Notes (the "NOTES").

     B. This Replacement Capital Covenant is the "REPLACEMENT CAPITAL COVENANT" referred to in the Offering Memorandum, dated February 1, 2007, relating to the Notes (the "OFFERING MEMORANDUM").

     C. The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

     D. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

     NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

     SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.

     SECTION 2. Limitations on Redemption and Purchase of Notes. The
Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not repay, redeem or purchase, and will not permit its Subsidiaries to pay or purchase, as applicable, all or any part of the Notes on or before February 15, 2047 except to the extent that the principal amount repaid or paid or the applicable redemption or purchase price does not exceed the sum of the following amounts:

          (i) the Applicable Percentage of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date (without double counting proceeds received in any prior Measurement Period) from (A) the sale of Common Stock and rights to acquire Common Stock (including Common Stock and rights to acquire Common Stock sold pursuant to the Corporation's reinvestment plan or employee benefit plans) to one or more of the shareholders of the Corporation or to Persons other than the Corporation and its Subsidiaries and (B) any capital contribution or purchase of Common Stock by one or more of the shareholders of the Corporation that is designated for redemption of the Notes; plus

          (ii) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date (without double counting proceeds received in any prior Measurement Period) from the sale of Mandatorily Convertible Preferred Stock and Debt Exchangeable for Equity to Persons other than the Corporation and its Subsidiaries; plus

          (iii) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date (without double counting proceeds received in any prior Measurement Period) from the sale of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries.

     SECTION 3. Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

     (b) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

          (i) the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

          (ii) if only one series of the Corporation's then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

          (iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the

     Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the next Redesignation Date;

          (iv) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to this Section 3(b) shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

          (v) in connection with such identification of a new series of Covered Debt, the Corporation shall give the notice provided for in Section 3(c) within the time frame provided for in such section.

     (c) Notice. In order to give effect to the intent of the Corporation described in Recital C, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (A) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder, and (B) file a copy of this Replacement Capital Covenant with the Commission as an exhibit to a current report on Form 8-K under the Exchange Act; so long as the Corporation is a reporting company under the Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such annual report on Form 10-K is filed with the Commission; if a series of the Corporation's long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt pursuant to the procedures set forth in Section 3(b), the Corporation shall give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and promptly report such change in the Corporation's next quarterly report or in a current report on Form 8-K under the Exchange Act; (iv) if, and only if, the Corporation ceases to be a reporting company under the Exchange Act, the Corporation shall post on its website the information otherwise required to be included in Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c); and (v) promptly upon request by any Holder of Covered Debt, the Corporation shall provide such Holder with a conformed copy of this Replacement Capital Covenant.

     SECTION 4. Termination, Amendment and Waiver. The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest (the "TERMINATION DATE") to occur of (i) February 15, 2047, (ii) the date on which all the Notes have been paid, redeemed or purchased in full, (iii) the date, if any, on which the Holders of a majority by principal amount of the then effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder and the date on which the Corporation ceases to have any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term). Moreover, if an event of default under the Indenture resulting in an acceleration of the Notes occurs, the Corporation does not have to comply with this Replacement Capital Covenant. From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

     (b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of at least a majority by principal amount then outstanding of the then effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of any Holder of the then effective series of Covered Debt) if (i) the effect of such amendment or supplement is solely to impose additional restrictions on the types of securities qualifying as Replacement Capital Securities, and an officer of the Corporation has delivered to the Holders of the then effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect, (ii) such amendment or supplement is not adverse to the Covered Debtholders and an officer of the Corporation has delivered to the Holders of the then effective series of Covered Debt in the manner provided for the delivery of notices in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect or (iii) such amendment or supplement eliminates Common Stock and/or Mandatorily Convertible Preferred Stock (but only to the extent exchangeable for Common Stock) as Replacement Capital Securities if, in the case of this clause
(iii), the Corporation has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Corporation's earnings per share as calculated for financial reporting purposes.

     (c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then effective Covered Debt as of a record date established by the Corporation that is not more than 60 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

     SECTION 5. Miscellaneous. (A) THIS REPLACEMENT CAPITAL COVENANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time to time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person's rights under this Replacement Capital Covenant shall not terminate prior to a Termination Date solely by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).

     (c) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:

          Textron Financial Corporation
          40 Westminster Street
          Providence, RI 02940
          Attention: Treasurer

     Any demand, notice, request or other communication to Holders under this Agreement may be given by the Corporation in any manner contemplated by the indenture, fiscal agency agreement or other instrument governing the Covered Debt. For all purposes of this Agreement, the Corporation may deem and treat the registered Holder of any Covered Debt as the absolute owner of such Covered Debt, and the Corporation shall not be affected by any notice to the contrary. The rights of beneficial owners in any Covered Debt shall be exercised only through the registered Holder of such Covered Debt, and the Corporation may rely and shall be fully protected in relying upon information furnished by such registered Holder. Any demand, notice, request, consent, waiver or other action of a Holder shall bind every future Holder of the same Covered Debt and the Holder of every instrument evidencing Covered Debt issued upon the registration of transfer thereof or in exchange therefore.

     (d) If the Corporation is obligated to sell Replacement Capital Securities and apply the net proceeds to payments of principal of or interest on any outstanding securities in addition to the Notes, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for such payments shall be applied to the Notes and those other securities having the same scheduled repayment date or scheduled redemption date as the Notes pro rata in accordance with their respective outstanding principal amounts and none of such net proceeds shall be applied to any other securities having a later scheduled repayment date or scheduled redemption date until the principal of and all accrued and unpaid interest on the Notes has been paid in full.

     (e) In the event of an assumption of the Corporation's obligations under the indenture, fiscal agency agreement or other instrument governing the Covered Debt by a successor, provided such assumption does not constitute an event of default under such indenture, fiscal agency agreement or other instrument, the Corporation may assign this Agreement to such successor, and upon such assignment to and the assumption of this Agreement by such successor, such successor shall succeed to and be substituted for the Corporation hereunder with the same effect as if it had been named herein and the Corporation shall be relieved of any further obligation hereunder.

     (f) No Covered Debtholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement, or for any other remedy with respect to this Agreement, unless the Corporation shall have failed to comply with its obligations under this Agreement and such failure is continuing; it being understood and intended that no one or more of such Covered Debtholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other of such Covered Debtholders, or to obtain or to seek to obtain priority or preference over any other of such Covered Debtholders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all such Covered Debtholders.

     IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

                                      TEXTRON FINANCIAL CORPORATION


                                      By: /s/ B.F. Lynn
                                          --------------------------------------
                                      Name: Brian F. Lynn
                                            ------------------------------------
                                      Title: Senior Vice President and Treasurer
                                             -----------------------------------

                                                                      SCHEDULE I

                                   DEFINITIONS

     "ALTERNATIVE PAYMENT MECHANISM" means, with respect to any securities or combination of securities (together in this definition, "such securities"), provisions in the related transaction documents requiring the Corporation (i) to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities or (ii) request capital contributions from one or more of its shareholders that, in the aggregate, raise eligible proceeds at least equal to the deferred Distributions on such securities and apply the proceeds to pay unpaid Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Corporation pays current Distributions on such securities and (y) the fifth anniversary of the commencement of such deferral period, and that:

     (a) define "eligible proceeds" to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters' or placement agents' fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the Corporation or any of its Subsidiaries as consideration for such securities) that the Corporation has received during the 180 days prior to the related Distribution Date from capital contributions from one or more of its shareholders or the issuance of APM Qualifying Securities, up to the Preferred Cap (as defined in paragraph (f) below) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock;

     (b) permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but (x) require the Corporation to pay deferred Distributions only out of eligible proceeds and (y) prohibit the Corporation from paying deferred Distributions out of any source of funds other than eligible proceeds, unless (if the Corporation elects to so provide in the terms of such securities) an Applicable Governmental Authority directs otherwise;

     (c) if deferral of Distributions continues for more than one year (or such shorter as is provided for in the terms of such securities), require the Corporation not to repay, redeem or purchase any securities of the Corporation that on a bankruptcy or liquidation of the Corporation rank pari passu with or junior to such securities until at least one year after all deferred Distributions have been paid;

     (d) notwithstanding the foregoing provision, if an Applicable Governmental Authority disapproves the issuer's sale of APM Qualifying Securities, may (if the Corporation elects to so provide in the terms of such securities) permit the Corporation to pay deferred Distributions from any source without a breach of its obligations under the transaction documents;

     (e) if an Applicable Governmental Authority does not disapprove the Corporation's issuance and sale of APM Qualifying Securities but disapproves the use of the proceeds thereof to pay deferred Distributions, may (if the Corporation elects to so provide in the terms of such securities) permit the Corporation to use such proceeds for other purposes and to continue to defer Distributions without a breach of its obligations under the transaction documents; and

     (f) limit the obligation of the Corporation to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities up to:

          (i) in the case of APM Qualifying Securities that are Common Stock or rights to purchase Common Stock, an amount from the issuance thereof pursuant to the Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to the Alternative Payment Mechanism) with respect to deferred Distributions attributable to the first five years of any deferral period equal to 2% of the total number of issued and outstanding shares of Common Stock as of the date of the Corporation's then most recent publicly available consolidated financial statements (the "COMMON CAP"); provided that, so long as the Corporation is a wholly-owned subsidiary of Textron Inc. (or its successor), such Common Cap shall not apply to issuances of Common Stock to Textron Inc. or such successor or to subsidiaries of Textron Inc. (or such successor) that are not subsidiaries of the Corporation; and provided further (and it being understood) that the Common Cap shall cease to apply to such deferral period by a date (as specified in the related transaction documents) which shall be not later than the ninth anniversary of the commencement of such deferral period; and

          (ii) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock, an amount from the issuance thereof pursuant to the related Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to such Alternative Payment Mechanism) equal to 25% of the initial principal or stated amount of the securities that are the subject of the related Alternative Payment Mechanism (the "PREFERRED CAP");

          (iii) provided (and it being understood) that:

               (A) the Corporation shall not be obligated to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

               (B) if, due to a Market Disruption Event or otherwise, the Corporation is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Corporation will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap and Preferred Cap, as applicable; and

               (C) if the Corporation has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis in proportion to the total amounts that are due on such securities, or on such other basis as an Applicable Governmental Authority may approve.

     "APM QUALIFYING SECURITIES" means, with respect to an Alternative Payment Mechanism, one or more of the following (as designated in the transaction documents for the Qualifying Capital Securities that include an Alternative Payment Mechanism or Debt Exchangeable for Equity):

     (a)  Common Stock;

     (b)  rights to purchase Common Stock; or

     (c)  Qualifying Non-Cumulative Preferred Stock;

provided (and it being understood) that if the APM Qualifying Securities for any Alternative Payment Mechanism include both Common Stock and rights to purchase Common Stock, such Alternative Payment Mechanism may permit, but need not require, the Corporation to issue rights to purchase Common Stock.

     "APPLICABLE GOVERNMENTAL AUTHORITY" means the Federal Reserve Board, the Office of the Comptroller of the Currency, the Office of Thrift Supervision or any state banking authority with regulatory oversight over Corporation's capitalization.

     "APPLICABLE PERCENTAGE" means 1 divided by (a) .75 with respect to any payment, redemption or purchase on or prior to February 15, 2017 and (b) .50 with respect to any payment, redemption or purchase after February 15, 2017 (for example, on or prior to February 15, 2017, the Applicable Percentage in the case of such securities will be 133.33%).

     "BUSINESS DAY" means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

     "COMMISSION" means the United States Securities and Exchange Commission.

     "COMMON STOCK" means common stock of the Corporation (including treasury shares of common stock and shares of common stock of the Corporation sold pursuant to the Corporation's dividend reinvestment plan and employee benefit plans).

     "CORPORATION" has the meaning specified in the introduction to this instrument.

     "COVERED DEBT" means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

     "COVERED DEBTHOLDER" means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation during the period that such long-term indebtedness for money borrowed is Covered Debt.

     "DEBT EXCHANGEABLE FOR EQUITY" means a security (or combination of securities) that:

     (i) gives the holder a beneficial interest in (a) subordinated debt securities of the Corporation that include a provision requiring the Corporation
(A) to request a capital contribution from Textron Inc. or its successor (so long as the Corporation is a wholly-owned subsidiary of Textron Inc. or such successor), which capital contribution Textron Inc. or such successor will be legally obligated to make or (B) to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising aggregate proceeds at least equal to the deferred Distributions on such subordinated debt securities commencing within one year after initial issuance of such securities and that are the most junior subordinated debt of the Corporation (or rank pari passu with the most junior subordinated debt of the Corporation) and (b) a fractional interest in a stock purchase contract for Qualifying Non-Cumulative Preferred Stock;

     (ii) includes a remarketing feature pursuant to which the subordinated debt of the Corporation is remarketed to new investors commencing within five years from the date of issuance of the security or earlier in the event of an early settlement event based on one or more capital ratios or financial tests set forth in the terms of such securities or related transaction agreements;

     (iii) provides for the proceeds raised in the remarketing to be used to purchase Qualifying Non-Cumulative Preferred Stock;

     (iv) includes a replacement capital covenant substantially similar to this Replacement Capital Covenant, provided that such replacement capital covenant will apply to such security (or combination of securities) and to the Qualifying Non-Cumulative Preferred Stock and will not include Debt Exchangeable for Equity in the definition of Qualifying Capital Securities;

     (v) after the issuance of such Qualifying Non-Cumulative Preferred Stock, provides the holder of the security with a beneficial interest in such Qualifying Non-Cumulative Preferred Stock;

     (vi) includes a provision granting the Corporation a security interest in the debt securities referred to in clause (i)(a) to secure the holders' obligation to purchase Qualifying Non-Cumulative Preferred Stock; and

     (vii) includes a provision specifying that if the debt securities are not successfully remarketed by the sixth anniversary of the issue date of the securities, the Qualifying Non-Cumulative Preferred Stock will be acquired in exchange for the debt securities.

     "DISTRIBUTION DATE" means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.

     "DISTRIBUTION PERIOD" means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but excluding the next succeeding Distribution Date for such securities.

     "DISTRIBUTIONS" means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.

     "ELIGIBLE DEBT" means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

     "ELIGIBLE SENIOR DEBT" means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding-up of the issuer, ranks most senior among the issuer's then outstanding classes of indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer's long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

     "ELIGIBLE SUBORDINATED DEBT" means, at any time in respect of any issuer, each series of the issuer's then-outstanding long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding-up of the issuer, ranks subordinate to the issuer's then outstanding series of indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO),
(c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer's long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "HOLDER" means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.

     "INDENTURE" means the Indenture, dated as of February 8, 2007, between the Corporation and Deutsche Bank Trust Company Americas, as Trustee.

     "INITIAL COVERED DEBT" means the Corporation's 5.125% Medium Term Notes, Series E, due August 15, 2014, in the principal amount of $100.0 million.

     "INTENT-BASED REPLACEMENT DISCLOSURE" means, as to any security or combination of securities, that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Exchange Act prior to or contemporaneously with the issuance of such securities, that the issuer will pay, redeem or purchase such securities only with the proceeds of replacement capital securities that have terms and provisions at the time of payment, redemption or purchase that are as or more equity-like than the securities then being paid, redeemed or purchased, raised within 180 days prior to the applicable payment, redemption or purchase date.

     "MANDATORILY CONVERTIBLE PREFERRED STOCK" means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock.

     "MANDATORY TRIGGER PROVISION" means as to any security or combination of securities (together in this definition, "securities"), provisions in the terms thereof or of the related transaction agreements that (A) require, or at its option in the case of non-cumulative perpetual preferred stock permit, the issuer of such securities to make payment of Distributions on such securities only to the extent it receives sufficient net proceeds from the issuance and sale of Common Stock, rights to purchase Common Stock or Qualifying Non-Cumulative Preferred Stock or a capital contribution by one or more of the Corporation's shareholders, within two years of a failure by the Corporation to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in an amount such that the net proceeds of such sale are at least equal to the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts) and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions, provided that the amount of Qualifying Non-Cumulative Preferred Stock the net proceeds of which the issuer may apply to pay such Distributions pursuant to such provision may not exceed 25% of the liquidation or principal amount of such securities, (B) if the Corporation issues any securities other than Qualifying Non-Cumulative Preferred Stock as contemplated in (A) above, prohibit the Corporation from repurchasing any Common Stock prior to the date six months after the issuer applies the net proceeds of the sales or capital contribution described in clause (A) to pay such unpaid Distributions in full and (C) upon any liquidation, dissolution, winding-up, reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the Corporation, limit the claim of the


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

holders of such securities (other than non-cumulative perpetual preferred stock) for Distributions that accumulate during a period in which the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements to (x) 25% of the principal amount of such securities then outstanding in the case of securities not permitting the issuance and sale pursuant to the provisions described in clause (A) above of securities other than Common Stock or rights to acquire Common Stock or (y) two years of accumulated and unpaid Distributions (including compounded amounts thereon) in all other cases. No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer's failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer's exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years.

     "MARKET DISRUPTION EVENTS" means one or more events or circumstances listed as "Market Disruption Events" in the Indenture.

     "MEASUREMENT DATE" means, with respect to any payment, redemption or purchase of Notes, the date 180 days prior to delivery of notice of such payment or redemption or prior to the date of such purchase.

     "MEASUREMENT PERIOD" means the period from a Measurement Date to the related notice date or purchase date. Measurement Periods cannot run concurrently.

     "NOTES" has the meaning specified in Recital A.

     "NRSRO" means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

     "OFFERING MEMORANDUM" has the meaning specified in Recital C.

     "OPTIONAL DEFERRAL PROVISION" means, as to any securities, a provision in the terms thereof or of the related transaction agreements that contains the following: (a) a provision that the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to 5 years or, if a Market Disruption Event is continuing, ten years, without any remedy other than Permitted Remedies and (b) an Alternative Payment Mechanism.

     "PERMITTED REMEDIES" means, with respect to any securities, one or more of the following remedies:

     (a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded), and

     (b) complete or partial prohibitions preventing the issuer or its parent from paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.

     "PERSON" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

     "QUALIFYING CAPITAL SECURITIES" means securities (other than Common Stock, rights to acquire Common Stock and securities convertible into Common Stock, such as Mandatorily Convertible Preferred Stock and Debt Exchangeable for Equity) that, in the determination of the Corporation's Board of Directors, reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:

     (i) in connection with any redemption, repayment or purchase of Notes on or prior to February 15, 2017:

          (A) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon the liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of greater than 50 years and (3)(a) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and have an Optional Deferral Provision or (b) have a Mandatory Trigger Provision, a Ten-Year Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure;

          (B) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu or junior to other preferred stock of the issuer, (2) have no maturity or a maturity of greater than 40 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (4) have a Mandatory Trigger Provision and a Ten-Year Optional Deferral Provision; or

          (C) Qualifying Non-Cumulative Preferred Stock; or

     (ii) in connection with any repayment, redemption or purchase of Notes after February 15, 2017 and on or prior to February 15, 2037:

          (A) all securities described under clause (i) of this definition;

          (B) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding-up of the Corporation, (2) have an Optional Deferral Provision or a Ten-Year Optional Deferral Provision, (3) have no maturity or a maturity of greater than 50 years and (4) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant;

          (C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding-up of the Corporation, (2) have an Optional Deferral Provision and (3) have no maturity or a maturity of greater than 50 years and are subject to Intent-Based Replacement Disclosure;

          (D) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of greater than 40 years and (3)(a) have an Optional Deferral Provision and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or (b) have a Mandatory Trigger Provision, a Ten-Year Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure;

          (E) securities issued by the Corporation or its Subsidiaries that (1) would rank junior to all of the senior and subordinated debt of the Corporation other than the Notes, (2) have a Mandatory Trigger Provision and a Ten-Year Optional Deferral Provision and (3) have no maturity or a maturity of greater than 50 years and are subject to Intent-Based Replacement Disclosure;

          (F) cumulative preferred stock issued by the Corporation or its Subsidiaries that (1) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and
     (2)(a) has no maturity or a maturity of greater than 50 years and (b) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant; or

          (G) other securities issued by the Corporation or its Subsidiaries that (1) rank upon a liquidation, dissolution or winding-up of the Corporation either (a) pari passu with or junior to the Notes or (b) pari passu with the claims of the Corporation's trade creditors and junior to all of the Corporation's long-term indebtedness for money borrowed (other than the Corporation's long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Corporation), and (2) either (a) have no maturity or a maturity of greater than 40 years, are subject to Intent-Based Replacement Disclosure and have a Mandatory Trigger Provision and a Ten-Year Optional Deferral Provision or (b) have no maturity or a maturity of at least 25 years, are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and have a Mandatory Trigger Provision and a Ten-Year Optional Deferral Provision; or

     (iii) in connection with any repayment, redemption or purchase of Notes after February 15, 2037, and on or prior to February 15, 2047:

          (A) all securities described under clauses (i) or (ii) of this definition;

          (B) preferred stock issued by the Corporation that (1) has no maturity or a maturity of greater than 50 years and is subject to Intent-Based Replacement Disclosure and (2) has an Optional Deferral Provision or a Ten-Year Optional Deferral Provision;

          (C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding-up of the Corporation, (2) either (a) have no maturity or a maturity of greater than 50 years and are subject to Intent-Based Replacement Disclosure or (b) have no maturity or a maturity of greater than 30 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (3) have an Optional Deferral Provision or a Ten-Year Optional Deferral Provision;

          (D) securities issued by the Corporation or its Subsidiaries that (1) would rank junior to all of the senior and subordinated debt of the Corporation other than the Notes, (2) have a Mandatory Trigger Provision and a Ten-Year Optional Deferral Provision and (3) have no maturity or a maturity of greater than 30 years and are subject to Intent-Based Replacement Disclosure; or

          (E) cumulative preferred stock issued by the Corporation or its Subsidiaries that either (1) has no maturity or a maturity of greater than 50 years and is subject to Intent-Based Replacement Disclosure or (2) has a maturity of greater than 40 years and is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant.

     "QUALIFYING NON-CUMULATIVE PREFERRED STOCK" means non-cumulative perpetual preferred stock of the Corporation or its Subsidiaries that ranks pari passu with or junior to other preferred stock of the issuer, and is either subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or has a Mandatory Trigger Provision and is subject to Intent-Based Replacement Disclosure; provided, that, if the non-cumulative perpetual preferred stock has a Mandatory Trigger Provision, for purposes of clause (A) of the definition of Mandatory Trigger Provision, such provision contains no remedies other than Permitted Remedies.

     "REDESIGNATION DATE" means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to pay or purchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption, payment or purchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption, payment or purchase date and (c) if such Covered Debt is not Eligible Subordinated Debt, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

     "REPLACEMENT CAPITAL COVENANT" has the meaning specified in the introduction to this instrument.

     "REPLACEMENT CAPITAL SECURITIES" means,

     (i) Common Stock and rights to acquire Common Stock (including Common Stock and rights to acquire Common Stock issued pursuant to the Corporation's reinvestment plan or employee benefit plans);

     (ii) Mandatorily Convertible Preferred Stock;

     (iii) Debt Exchangeable for Equity; and

     (iv) Qualifying Capital Securities.

     "SUBSIDIARY" means, with respect to any Person, at any time, any corporation, limited liability company, partnership or other entity, the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, limited liability company, partnership or other entity are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by such Person.

     "TEN-YEAR OPTIONAL DEFERRAL PROVISION" means, as to any securities, a provision in the terms thereof or of the related transaction agreements to the effect that the issuer of such securities thereof may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to ten years without any remedy other than Permitted Remedies.

          "TERMINATION DATE" has the meaning specified in Section 4(a).